Exhibit 10(h)

Second Amendment to the Second Amended and
Restated Loan and Security Agreement

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Second Amendment") is made as of this 12th day of October, 2012, by and among BANK OF AMERICA, N.A., a national banking association ("Bank of America") with an office at 135 South LaSalle Street, 4th Floor, Chicago, Illinois 60603, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the LENDERS and MFRI, INC., a Delaware corporation ("MFRI"), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation ("Midwesco"), PERMA-PIPE, INC., a Delaware corporation ("Perma-Pipe"), THERMAL CARE, INC., a Delaware corporation (''Thermal Care"), TDC FILTER MANUFACTURING, INC., a Delaware corporation ("TDC"), MIDWESCO MECHANICAL AND ENERGY, INC., a Delaware corporation ("Mechanical") and PERMA-PIPE INTERNATIONAL COMPANY, LLC, a Delaware limited liability company ("Perma-Pipe International") and PERMA-PIPE CANADA, INC., a Delaware corporation ("Perma-Pipe Canada"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma-Pipe, Thermal Care, TDC, Mechanical, Perma-Pipe International and Perma-Pipe Canada are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers".

WHEREAS, Borrowers, Agent, and the Lender signatories thereto hereto entered into that certain Second Amended and Restated Loan and Security Agreement dated April 30, 2012 as amended by a certain First Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatories thereto dated June 8, 2012 (said Second Amended and Restated Loan and Security Agreement, as amended from time to time, the "Loan Agreement");

NOW, THEREFORE, in consideration of the following terms and conditions, the parties agreed as follows:

1.	Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2.	Restricted Investment. Subsection 8.2.12 is hereby deleted and the following is inserted in its stead:

"8.2.12 Restricted Investment.
a.Make or have, or permit any Subsidiary of any Borrower to make or have, any Restricted Investment, except that for (w) Restricted Investments existing as of June 1, 2012, (x) Restricted Investments with an amount equal to $50,000 or less (aggregating all related Restricted Investments in determining whether such $50,000 basket is exceeded), (y) such other Restricted Investments made after June 1, 2012 as consented to in writing by Agent and (z) Restricted Investments permitted pursuant to clauses (b) and/or (c) below;

b.Other than (x) with respect to cash investments in Bayou Perma Pipe Canada, Ltd. ("Canadian Joint Venture") existing in the amount of $7,003,757 as of June 1, 2012, (y) as provided in clause (c) below and (z) as provided in the next sentence, make or have or permit any Subsidiary of any Borrower to make or have any cash investments in Canadian Joint Venture. Agent and Lenders shall also have been deemed to have consented to MFRI executing a limited guarantee (for an amount not to exceed $3,000,000) in connection with a mortgage loan to Canadian Joint Venture, the proceeds of which shall be used by Canadian Joint Venture for working capital purposes, so long as Agent shall have received substantially final copies of such limited guaranty and the underlying documents and the form and substance of such limited guaranty and underlying documents are acceptable to Agent. MFRI's obligations under such limited guaranty shall not be secured by a Lien on any asset of MFRI or its domestic Subsidiaries; and

c.Borrowers may make an additional $1,000,000 cash investment in Canadian Joint Venture so long as after giving effect to any such investment, no Default or Event of Default exists."

Exhibit 10(h)

3.	Repatriations. Borrowers covenant that on or prior to December 1, 2012, one or more Borrowers shall have received at least $500,000 in cash repatriations from Borrowers' Foreign Subsidiaries.

4.	Conditions Precedent. This Second Amendment shall become effective upon receipt by Agent of a fully executed copy of this Second Amendment.

5.	Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

6.	Execution in Counterparts. This Second Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.

7.	Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.

(Signature Page Follows)

Exhibit 10(h)

(Signature Page to Second Amendment to Second
Amended and Restated Loan and Security Agreement)

MFRI, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President and Chief Financial Officer

MIDWESCO FILTER RESOURCES, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President

PERMA‑PIPE, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President

THERMAL CARE, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President

TDC FILTER MANUFACTURING, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President

MIDWESCO MECHANICAL AND ENERGY, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President

PERMA‑PIPE INTERNATIONAL COMPANY, LLC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President

Exhibit 10(h)

PERMA‑PIPE CANADA, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President

BANK OF AMERICA, N.A., as Agent and as a Lender By: /s/ Brian Conole
Brian Conole
Senior Vice President